NEUBERGER & BERMAN
NYCDC SOCIALLY RESPONSIVE TRUST

      SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 15, 1997

I. The fourth paragraph in the section which provides a summary of the features of Neuberger&Berman NYCDC SOCIALLY RESPONSIVE Trust (page 4) is revised to read as follows:
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INVESTMENT STYLE: Broadly diversified, medium- to large-cap value fund.


II. The section regarding the investment program of Neuberger&Berman NYCDC SOCIALLY RESPONSIVE Portfolio (pages 9-11) is revised to include the following:
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      The   Portfolio   invests   primarily   in  the   stocks  of   medium-  to
large-capitalization    companies.   For   more   information,    see   "Special
Considerations of Mid-Cap Company Stocks," below.

      SPECIAL CONSIDERATIONS OF MID-CAP COMPANY STOCKS
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      Investments in  medium-capitalization  company ("mid-cap  company") stocks may present greater opportunities for capital appreciation than investments in stocks of large-capitalization companies ("large-cap companies"). However, mid-cap company stocks may have higher risk and volatility. These stocks generally are not as broadly traded as large-cap company stocks and their prices thus may fluctuate more widely and abruptly. Any such movements in stocks held by the Portfolio would be reflected in the Fund's net asset value. Mid-cap company stocks also are less researched than large-cap company stocks and are often overlooked in the market.


The date of this Supplement is May 4, 1998.